September 2013
Continued Market Leadership
through Execution and Innovation
Investor Presentation
© 2013 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Exhibit 99.1

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2014
Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (the “2013 Annual Report”), as they may be updated in any future reports filed with the Securities and
Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2013 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;
changes in laws and regulations affecting Broadridge’s clients or the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information;
the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions.
Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results. Net earnings, diluted earnings per share and pre-tax earnings margins excluding Acquisition Amortization and Other Costs, Restructuring and Impairment Charges, net, and a one-time tax credit are Non-GAAP measures. These measures are adjusted to exclude costs incurred by the Company in connection with amortization and other charges associated with the Company’s acquisitions, and the termination of the outsourcing services agreement between the Company and Penson Worldwide, Inc. (“Penson”), as Broadridge believes this information helps investors understand the effect of these items on reported results and provides a better representation of our actual performance. Free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles. Management believes this Non-GAAP measure provides investors with a more complete understanding of Broadridge’s underlying operational results.
These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. Accompanying this presentation is a reconciliation of Non-GAAP measures to the comparable GAAP measures.
Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

2 Broadridge Overview

Broadridge is a strong, resilient business
with significant growth potential
History of market leadership
– Proven ability to address increasingly complex customer needs through technology
– Innovation and thought leader in industry for >50 years
Strong position in large and attractive markets
–
Leader in investor communications and global securities processing
– Resilient through financial crisis due to mission-critical nature of services
– Deeply respected by industry and regulators
– Room for expansion into naturally adjacent markets
Excellent team
– Results-driven and deeply experienced management team aligned with long-term interests of shareholders
– Highly engaged associates - one of the best large companies to work for in
NY
1
for 6
th
consecutive year
1.   As recognized by the NY Society of Human Resources in 2008-2013

Broadridge Strategy Statement
Our vision is to be the leading provider of Investor
Communications and Technology and Operations Solutions to
Banks/Broker-Dealers, Mutual Funds, and Corporate Issuers
globally
– Our mission is to drive the industry we serve to higher levels of efficiency and compliance; to partner with financial institutions and public companies to enable their growth; and to provide innovative outsourcing solutions for mission-critical activities
– We will grow our businesses by leveraging our unique network, our market position, and our brand/service reputation
– We will do so with a combination of organic growth and M&A
– We anticipate that this approach will drive recurring revenue and earnings growth
– We expect to pay a meaningful dividend and to opportunistically buy back shares

Description
Competitive
positioning
Key metrics
Investor Communication Solutions Securities Processing Solutions
Includes bank, broker-dealer
communications, mutual funds and
retirement solutions and corporate issuer
solutions
Primarily provides processing and
distribution of proxy materials to investors in
equity securities and mutual funds, and
facilitates related vote processing
Includes bank/broker-dealer technology
and operations
Provides a suite of advanced
computerized real-time transaction
processing services that automate the
entire securities transaction lifecycle
Provides business outsourcing services
Processes ~85% of the outstanding proxy
shares in the U.S.
Processes ~72% of the shares voted outside
the U.S.
Leading back- and middle-office securities
processing platform
Processes ~60% of U.S. fixed income
trades
Revenue: $1,760M
85%
1
recurring revenue
9% event-driven revenue (highly repeatable
every 2-3 years)
Processes ~2bn investor communications
annually
Revenue: $661M
100% recurring revenue
Processed on average $5tn+ in daily
equity and fixed income trades in 2013
Clearing and settling capabilities in 50+
countries
27% of revenue 73% of revenue
Financial metrics and statistics are for FY13 ended 6/30/13
1 Percentage of recurring revenue excluding pass-through distribution revenue (related to the physical mailing of Proxy, Interims, Transaction Reporting,
Fulfillment, and Matrix Administrative Services) and FX related revenue
Our market position is differentiated
and sustainable

Investor Communication
Solutions
Securities Processing
Solutions
We are the leader in several markets
Market Rank
1
Bank/Broker-Dealer
Regulatory
Communications
Broker-Dealer
Transactional
Communications
Corporate Issuer
Regulatory
Communications
Mutual Fund Proxy
Mail and Tabulation
Market Rank
1
US Brokerage
Processing
US Fixed Income
Processing
Canadian Brokerage
Processing
#1
#1
#1
#1
#1
#1
#1
1.  Marketshare based on Broadridge estimates

7 Investor Communication Solutions (ICS)

Mutual Fund—Natural adjacencies
Transaction reporting
Imaging and workflow, etc.
Mutual Fund—Core
Retirement processing
Data aggregation
Marketing communications
Proxy/solicitation
Large and attractive markets – Investor
Communications is a $10B+ market
BBD—Emerging products
Global proxy and communications
Tax reporting and outsourcing
Security class actions
Advisor services
Bank/Broker-Dealer (BBD)—Core
Regulatory communications
(proxy, interims, etc.)
Customer communications
(transaction statements, etc.)
Total addressable market $10B+ fee revenue
Issuer
Transfer agency
Shareholder analytics
Investor communications
BBD—Natural adjacencies
Enterprise archiving
On-boarding
International tax reclaim
$1.3B
$0.9B
$2.0B
$3.0B
$1.8B
$1.7B
Sources: BCG, Bain, Patpatia, Broadridge estimates

ICS Operates a Unique Business Systems
Processing Model
P R O X Y  &  I N T E R I M S  P R O C E S S I N G  O V E R V I E W
" T H E  P L U M B I N G "
B r o k e r / B a n k  1 I s s u e r  1  /  F u n d  1
B r o k e r / B a n k  2 I s s u e r  2  /  F u n d  2
B r o k e r / B a n k  3 I s s u e r   3 /  F u n d  3
B r o k e r / B a n k  4 I s s u e r  4  /  F u n d  4
B r o k e r / B a n k  5 I s s u e r  5  /  F u n d  5
B r o k e r / B a n k  6 I s s u e r  6  /  F u n d  6
B r o k e r / B a n k  7 I s s u e r  7  /  F u n d  7
B r o k e r / B a n k  8 I s s u e r  8  /  F u n d  8
B r o k e r / B a n k  9 I s s u e r  9  /  F u n d  9
B r o k e r / B a n k  1 0 +
I s s u e r  1 0 +  /  F u n d
1 0 +
A n n u a l  C o r p o r a t e  I s s u e r  a n d  M u t u a l F u n d  E v e n t s
P r o x y  D i s t r i b u t i o n
A c c o u n t s
m a y  r e q u i r e
s p e c i a l
p r o c e s s i n g
V o t e  P r o c e s s i n g
M a j o r i t y  o f  a l l  s h a r e s
a r e  h e l d  i n  s t r e e t  - s i d e
S h a r e h o l d e r
P r e f e r e n c e s
D a t a b a s e
S h a r e h o l d e r
C o n s e n t
D a t a b a s e
E q u i t y  a n d  M u t u a l  F u n d  S h a r e h o l d e r s
I n  F Y 1 3 ,  B r o a d r i d g e
p r o c e s s e d  a p p r o x .
8 5 %  o f  U . S .  s h a r e s
o u t s t a n d i n g
E l e c t r o n i c  o r
P h y s i c a l  V o t e  R e t u r n
D a t a  H u b  a n d  P l a t f o r m
E l e c t r o n i c  o r
P h y s i c a l  D e l i v e r y
S t r e e t-s i d e  P r o c e s s i n g
R e g i s t e r e d  P r o c e s s i n g
H a r d  C o p y  M a i l i n g s
M a y  B e  E l i m i n a t e d  v i a
E- D e l i v e r y  a n d
S u p p r e s s i o n s
S h a r e s  C a n  B e  V o t e d
E l e c t r o n i c a l l y
B R O A D R I D G E
P r o x y  P r o c e s s i n g  S y s t e m
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance

Increase in electronic distribution
reduces postage revenue and
increases profits
Primarily
Postage
ICS has a Diversified Revenue Base
ICS is highly resilient due to our deep customer relationships with our
Bank/Broker-Dealer clients
By product
1
Broad client base
1 Financial metrics and statistics are for FY13 ended 6/30/13
Banks
Broker-Dealers
Mutual Funds
Corporate Issuers
Distribution
$755M (43%)
Other
$151M (9%)
Fulfillment
$143M
(8%)
Transaction
Reporting
$165M (9%)
Interims
$191M (11%)
Proxy
$356M (20%)

ICS-Bank/Broker-Dealer
What We Do:
Regulatory communications
– Beneficial proxy and interims for equities
– Beneficial mutual fund compliance
communications
Customer communications
– Transaction statements, trade confirmations
and other reporting
Global and emerging products
– Advisor services
– Global proxy and communications
– Tax reporting and outsourcing
– Securities class actions
Competitive Advantages:
Indispensible data hub with established
relationships with majority of BBDs
Strong market position and innovative
leadership
– First/only certified voting results
– First e-delivery, phone, web and mobile
voting platform
Proprietary systems, network and
databases
– ProxyEdge® – institutional voting and record
keeping platform
– Preference and consent database
Unmatched scale with highest level data
security (ISO 27001)

What We Do:
Mutual Fund trade processing in the
defined contribution/trust space
(Matrix)
Data aggregation and analytics
(Access Data)
Marketing/Regulatory
communications including content
(NewRiver)
Registered proxy and solicitation
Competitive Advantages:
Long-standing relationships across
industry
– Serve every mutual fund and majority of
banks/broker-dealers
Unique data capabilities
– Proprietary platform to allow mutual funds to
understand their clients
– Innovative business applications that address
unique industry issues such as compliance
and distribution payments
– Largest electronic repository for mutual fund
regulatory data
Industry-leading ICS products with
unmatched scale
– Leverage to create cost-effective products for
mutual funds
ICS-Mutual Funds

What We Do:
Beneficial proxy service
Registered shareholder communications
– Registered proxy
– Interim communications
Transfer agency (TA)
– Stock share registry, ownership
transfers and dividend calculation
Enhanced issuer solutions
– Shareholder analytics
– Virtual shareholder meetings
– Shareholder forums
– Global proxy services
Competitive Advantages:
Market Position – only full service provider of
shareholder communications to all types of
shareholders
Unmatched Scale – able to leverage one billion
plus shareholder communications annually as
well as record-keeping, corporate actions and
other shareholder account servicing
Unmatched Data – unique dataset of investors and
positions allows Issuers to more effectively
reach their shareholders
Thought Leadership –
unmatched expertise to
innovate the proxy process and help guide
Issuers through a complex regulatory
environment
ICS-Issuers

14 Securities Processing Solutions (SPS)

Sources: Tower Group, Chartis, Aite, IM2, Broadridge internal estimates
Technology and Operations spend adds
~$14B to our SPS addressable market
Securities and investment firms’ overall technology and operations spend is over $100 billion and growing at 5%
Total addressable market ~ $14B fee revenue
$1.2B
$2.8B
~$5.0B
Adjacent markets
Middle-office
Buy-side services
Derivatives processing
Fixed Income market
data and analytics
~$5.2B
North American BPO
Middle- and back-office
Data center services
Select corporate functions
US Brokerage Processing
Core equities and fixed income
Global Processing
Core equities and fixed income
Global BPO
Reconciliations

CLIENT EXPERIENCE
TECHNOLOGY/OPERATIONS INFRASTRUCTURE
WEBPORTAL RECORDKEEPING
ACCOUNT STATEMENTS
TRADE CONFIRMATIONS
TAX REPORTING
Trading
Order Routing
Order Execution
Block Orders
Post Trade
Books & Records
• Client positions and transactions
• Tax-lot accounting
• Stock record
• Multicurrency accounting
• Margin processing
• P&L
Clearing & Settlement
Trade Support
Purchase & Sales
Security Master
Regulatory Reporting
Fail Control
Cash Processing
Asset Servicing
Regulatory Compliance
Operational Risk Management
BROKER-DEALERS
EXCHANGES
CUSTODIANS
DEPOSITORIES

Broadridge

16 Broadridge global processing behind the scenes Broadridge simplifies complex processes

Fixed Income (~16%)
Transactions, $57M
Non-transactions, $50M
Equity
(~74%)
Transactions, $127M
Non-transactions, $359M
Outsourcing
(~10%)
$69M
Securities Processing North America Market Share
Overview
1
1. All market share information is based on management’s estimates and is part of much larger market. No attempt has been made to size such market
M
A
R
K
E
T
S
H
A
R
E
FY13 Product Revenues
Equity Processing Client Volume
U.S. $ Fixed Income Client Volume
Operations Outsourcing
Broadridge
~30%
Competitors
~20%
In-house
~50%
Broadridge
~7%
Untapped
Market
~93%
(>$1 Billion)
Competitors
~2%
In-house
~43%
Broadridge
~55%

✔	✔	✔	✔
			✔	
	✔	✔	✔	
	✔	✔	✔	
		✔	✔	✔
		✔	✔	
	✔			✔
	✔		✔	
		✔	✔	
	✔	✔	✔	
			✔	
	✔	✔	✔	
	✔	✔	✔	✔
		✔	✔	✔
		✔	✔	

Broadridge

SPS’s Client Base is Diversified Across
Large Financial Institutions
SPS client relationships are stable in volatile markets
Note: The above schedule is an alphabetical listing of the top 15 clients (measured by revenue), which represented approximately 60% of Securities Processing
Solutions revenues in FY13
Top Equity Processing Fixed Income
Clients Retail Institutional Processing
Apex Clearing
Bank of America/Merrill Lynch
Barclays Capital Services
BMO Nesbitt Burns
CIBC World Markets
Deutsche Bank
E*Trade Group
Edward Jones
Jefferies & Company
JP Morgan Chase
Nomura
Royal Bank of Canada
Scotia Capital
Societe Generale
UBS Securities
Outsourcing

What We Do:
Best-of-breed processing solutions
– Leading global platform
– Broad asset class coverage
Broad suite of add-on or point solutions
– Desk top applications used by brokers
and traders
– Workflow and reconciliation
applications
– Data aggregation and warehousing
tools
Industry-leading global business process
outsourcing (BPO) solutions
SPS-Technology and Operations
Competitive Advantages:
Unique global technology platform
provides processing access to over 50
countries
Breadth of asset classes on single
“platform”
Leading market position and scale
Flexible business model that can be
tailored to unique client needs
Trusted brand

20 Financial Strategy

Our financial strategy is a key part of our
value creation strategy
Target paying out 40% of net earnings in dividends, but
expect no less than 84 cents per share annually
(subject to
quarterly Board approval)
Organic growth with limited financial risk
– Avoid significant balance sheet risk
– Invest in projects delivering at least 20% IRR
Tuck-in acquisitions with clear growth profile and returns
– Accretive to growth, margins, and earnings
– >20% IRR in conservative business case
Long-term investment-grade debt rating
–
Adjusted Debt/EBITDAR ratio¹
target is 2:1
Excess cash used opportunistically to offset dilution and
reduce share count through buybacks
1. Adjusted Debt/EBITDAR ratio calculated as (Debt + 8x Rent Expense) / (EBITDA + Rent Expense)

22 Appendix

Key Financial Drivers and Free Cash Flow
Historical CAGR Actual FY14
(FY08-FY13)
FY13
Range
3%
Total Revenue Growth
6% 2-4%
3%
Closed Sales (Recurring)
4% 4-5%
(1%)
Client Losses
(1%) (2%)
2%
Net New Business
3% 2-3%
0%
Internal Growth
(a)
(0%) 0-1%
2%
Acquisitions
0% 0%
4%
Total Recurring
3% 2-4%
(0%)
Event-Driven
(b)
1% ~0%
(1%)
Distribution
(c)
2% ~0%
(0%)
FX/Other
(0%) 0%
EBIT Margin (Non-GAAP)
14.8% 15.8 - 16.4%
Tax Rate (Non-GAAP)
35.7% 36.0%
Free Cash Flow
(d)
$220M ~$250-300M
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications
(c) Distribution includes pass-through fees from Matrix
(d) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases

Broadridge FY13 Q4 and FY13 from Continuing Operations
Revenue
FY12 FY13 FY12 FY13 FY12 FY13 FY12 FY13
Q4 Q4 Full Year Full Year Q4 Q4 Full Year Full Year
$630 $690 $1,634 $1,760 ICS $187 $208 $243 $302
2% 9% 5% 8%
Growth %  /  Margin %
29.7% 30.1% 14.9% 17.2%
$167 $173 $655 $661 SPS $18 $27 $91 $85
10% 4% 10% 1%
Growth %  /  Margin %
11.0% 15.6% 13.9% 12.9%
$797 $863 $2,290 $2,421 Total Segments $205 $235 $334 $387
4% 8% 6% 6%
Margin %
25.8% 27.2% 14.6% 16.0%
$0 $0 $0 $0 Other
(a)
($11) ($21) ($28) ($44)
$3 $2 $13 $10 FX
(b)
$5 $5 $14 $15
$800 $865 $2,304 $2,431 Total Broadridge (Non-GAAP)
(a)
$200 $219 $319 $359
3% 8% 6% 6%
Growth %  /  Margin %
24.9% 25.3% 13.9% 14.8%
Interest & Other ($4) ($5) ($13) ($15)
Acquisition Amortization and Other Costs
(c)
$5 $7 $25 $24
Total EBT (Non-GAAP)
(d)
$201 $221 $331 $367
Margin %
25.1% 25.6% 14.4% 15.1%
Income taxes ($71) ($79) ($118) ($131)
Tax Rate 35.1% 35.6% 35.6% 35.7%
Total Net Earnings (Non-GAAP)
(d)
$131 $142 $213 $236
Margin %
16.3% 16.5% 9.3% 9.7%
Acquisition Amortization and Other Costs
(c)
($3) ($4) ($15) ($15)
Restructuring and Impairment Charges, net
(e)
($37) ($3) ($58) ($9)
IBM Migration costs ($7) $0 ($15) $0
Non-GAAP Items (Net of Taxes) ($47) ($8) ($88) ($24)
Total Net Earnings (GAAP) $83 $135 $125 $212
Margin %
10.4% 15.6% 5.4% 8.7%
Diluted Shares 127.6 123.8 127.5 125.4
Diluted EPS (Non-GAAP)
(d)
$1.02 $1.15 $1.67 $1.88
Diluted EPS (GAAP) $0.65 $1.09 $0.98 $1.69
Earnings
(a) FY12 Q4 excludes IBM Migration costs of $12M (after tax $7M, or $0.06 EPS impact). FY12 Full Year excludes IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact).FY12 Q4 excludes
Restructuring and Impairment Charges, net of $49M (after tax $30M, or $0.23 EPS impact). FY12 Full Year excludes Restructuring and Impairment Charges, net of $81M (after tax $50M, or $0.39 EPS impact).
FY13 Q4 excludes Restructuring and Impairment Charges, net of $12M (after tax $8M, or $0.06 EPS impact). FY13 Full Year excludes Restructuring and Impairment Charges, net of $20M (after tax $13M, or
$0.10 EPS impact).
(b) Includes impacts of FX P&L and FX transaction activity.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY12 Q4 excludes Acquisition Amortization and Other Costs of $5M (after tax $3M or $0.02 EPS impact), IBM Migration costs of $12M (after tax $7M, or $0.06 EPS impact), Restructuring and Impairment
Charges, net of $49M (after tax $30M, or $0.23 EPS impact) and a one time tax expense of $7M (or $0.06 EPS impact). FY12 Full Year excludes Acquisition Amortization and Other Costs of $25M (after tax
$15M or $0.12 EPS impact), IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact), Restructuring and Impairment Charges, net of $81M (after tax $50M, or $0.39 EPS impact) and a one time tax expense of $7M (or $0.06 EPS impact) FY13 Q4 excludes Acquisition Amortization and Other Costs of $7M (after tax $4M or $0.04 EPS impact), Restructuring and Impairment Charges, net of $12M (after tax
$8M, or $0.06 EPS impact) and a one time tax credit of $4M (or $0.04 EPS impact), FY13 Full Year excludes Acquisition Amortization and Other Costs of $24M (after tax $15M or $0.12 EPS impact),
Restructuring and Impairment Charges, net of $20M (after tax $13M, or $0.10 EPS impact) and a one time tax credit of $4M ($0.03 EPS impact).
(e) FY13 Q4 and FY13 Full Year represents transition costs related to termination of the Penson agreement including shutdown costs, a one-time cost to restructure and outsource certain processing related to our desktop applications and a one-time tax credit. FY12 Q4 and FY12 Full Year represents Penson deferred client conversion and startup costs, OTTI charges, shutdown costs, less the elimination of the obligation to pay or credit Penson fees and one time tax expense. FY12 Full Year also includes the cancellation of the Note Receivable.

Revenue Earnings
FY13 FY14 Range FY13 FY14 Range
Actual Low High ($ in millions) Actual Low High
$1,760 $1,785 $1,812 ICS $302 $316 $328
8% 1% 3% Growth %  /  Margin % 17.2% 17.7% 18.1%
$661 $678 $695 SPS $85 $100 $117
1% 3% 5%
Growth %  /  Margin %
12.9% 14.8% 16.8%
$2,421 $2,463 $2,506 Total Segments $387 $416 $445
6% 2% 4%
Margin %
16.0% 16.9% 17.8%
$0 $0 $0 Other
(a)
($44) ($39) ($47)
$10 $10 $10 FX
(b)
$15 $14 $14
$2,431 $2,473 $2,517
Total Broadridge (Non-GAAP)
(a)
$359 $391 $412
6% 2% 4%
Growth %  /  Margin %
14.8% 15.8% 16.4%
Interest & Other ($15) ($26) ($28)
Acquisition Amortization and Other Costs
(c)
$24 $22 $22
Total EBT (Non-GAAP)
(d)
$367 $387 $406
Margin %
15.1% 15.6% 16.1%
Income taxes ($131) ($139) ($146)
Recurring Closed Sales
Tax Rate 35.7% 36.0% 36.0%
FY14 Range
Segments Low High
Total Net Earnings (Non-GAAP)
(d)
$236 $248 $260
ICS (<$5M) $60 $70
Margin %
9.7% 10.0% 10.3%
SPS (<$5M)
$30 $40
Large Deals ( $5M) $20 $40
Acquisition Amortization and Other Costs
(c)
($15) ($14) ($14)
Total $110 $150
Restructuring Charges
(e)
($9) $0 $0
Non-GAAP Items (Net of Taxes) ($24) ($14) ($14)
Total Net Earnings (GAAP) $212 $233 $246
Margin %
8.7% 9.4% 9.8%
Diluted Shares 125 124 124
Diluted EPS (Non-GAAP)
(d)
$1.88 $2.00 $2.10
Diluted EPS (GAAP) $1.69 $1.89 $1.99
(b) Includes impacts of FX P&L and FX Transaction Activity.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
(a) FY13 excludes Restructuring and Impairment Charges, net of $20M (after tax $13M, or $0.10 EPS impact).
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY13 excludes Acquisition Amortization and Other Costs of $24M (after tax $15M or $0.12 EPS impact), Restructuring Charges of $20M (after tax
$13M, or $0.10 EPS impact) and a one time tax credit of $4M (or $0.03 EPS impact). FY14 guidance excludes Acquisition Amortization and Other Costs of
$22M (after tax $14M or $0.11 EPS impact).
(e) FY13 represents transition costs related to termination of the Penson agreement including shutdown costs, a one-time cost to restructure and outsource certain processing related to our decktop applications and one-time tax credit.
Broadridge FY14 Guidance from Continuing Operations

Cash Flow –FY13 Results and FY14 Forecast
Year Ended
June 2013 Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations (GAAP) 212 $                             233 $                246 $
Depreciation and amortization (includes other LT assets) 93                                  100                   110
Stock-based compensation expense 27                                  33                       35
Other 21                                  (5)                        5
Subtotal 353                                361                   396
Working capital changes (30)                                 (5)                        5
Long-term assets & liabilities changes (52)                                 (50)                     (40)
Net cash flow (used in) provided by continuing operating activities 271                                306                   361
Cash Flows From Investing Activities
Capital expenditures and software purchases (51)                                 (60)                     (55)
Free cash flow (Non-GAAP)
220 $                             246 $                306 $
Cash Flows From Other Investing and Financing Activities
Acquisitions -                                 -                     -
Stock repurchases net of options proceeds (183)                               -                     -
Proceeds from borrowing net of debt repayments -                                 -                     -
Dividends paid (86)                                 (96)                     (96)
Other (6)                                   (5)                        5
Net change in cash and cash equivalents (55)                                 145                   215
Cash and cash equivalents, at the beginning of year 321                                266                   266
Cash and cash equivalents, at the end of period 266 $                             411 $                481 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flow - Non-GAAP
FY14 Range (a)
($ millions)
Unaudited

Revenues and Closed Sales FY07-FY13
($ in millions)
CAGR Forecast
Recurring Fee Revenues FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY07-FY13 FY14
ICS 529 $        567 $        594 $        632 $        720 $        798 $        850 $        8% $903-921
Growth 7% 5% 6% 14% 11% 7% 6-8%
SPS 527 $        534 $        559 $        536 $        594 $        655 $        661 $        4% $678-695
Growth 1% 5% -4% 11% 10% 1% 3-5%
Total Recurring Fee Revenues 1,056 $    1,101 $    1,153 $    1,168 $    1,313 $    1,453 $    1,511 $    6% $1,581-1,616
Growth 4% 5% 1% 12% 11% 4% 5-7%
Event-Driven 203 $        200 $        180 $        257 $        135 $        132 $        156 $        -4% ~$146
Growth -1% -10% 43% -47% -2% 18% (6)%
Distribution 821 $        808 $        757 $        781 $        704 $        704 $        755 $        -1% $736-745
Growth -2% -6% 3% -10% 0% 7% (3)-(1)%
Other/FX (12) $         22 $          (17) $         4 $             14 $          14 $          10 $          ~$10
Total Revenues 2,068 $    2,131 $    2,072 $    2,209 $    2,167 $    2,304 $    2,431 $    3% $2,473-2517
Growth 3% -3% 7% -2% 6% 6% 2-4%
Small (<$5M) 63 $          65 $          80 $          66 $          66 $          108 $        103 $        9% $90-110
Large (=>$5M) 0 $             17 $          15 $          53 $          47 $          12 $          18 $          $20-40
Recurring Closed Sales 63 $          82 $          95 $          119 $        113 $        120 $        121 $        11% $110-150
Growth 30% 16% 25% -5% 6% 0% -9-+24%
ICS Segment
Event-Driven Fee and Distribution Revenue Chart
FY07-FY13
($ in millions)
CAGR Forecast
Event-Driven Fee Revenues
(a)
FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY07-FY13 FY14
Mutual Fund Proxy 79 $          92 $          55 $          150 $        39 $          28 $          43 $          -10% $39
Mutual Fund Supplemental 51 $          49 $          58 $          48 $          44 $          47 $          58 $          2% $53
Contest/ Specials/ Other Communications 73 $          59 $          67 $          59 $          52 $          57 $          54 $          -5% $53
Total Event-Driven Fee Revenues 203 $        200 $        180 $        257 $        135 $        132 $        156 $        -4% $146
Growth -1% -10% 43% -47% -2% 18% -6%
Recurring Distribution Revenues
(b)
593 $        580 $        567 $        564 $        573 $        597 $        629 $        1% $620-629
Growth -2% -2% -1% 2% 4% 5% (1)-0%
ED Distribution Revenues
(b)
228 $        228 $        190 $        217 $        131 $        107 $        126 $        -9% ~$115
Growth 0% -17% 14% -39% -18% 17% (8)%
Total Distribution Revenues 821 $        808 $        757 $        781 $        704 $        704 $        755 $        -1% ~$736-745
Growth -2% -6% 3% -10% 0% 7% (3) - (1)%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.

Reconciliation of Non-GAAP to GAAP Measures
Reconciliation of EPS Guidance 4Q12 4Q13 FY11 FY12 FY13 FY14 Range
Actual Actual Actual Actual Actual Low High
Diluted EPS (Non-GAAP)
$1.02 $1.15 $1.47 $1.67 $1.88 $2.00 $2.10
Acquisition Amortization and Other Costs ($0.02) ($0.04) ($0.10) ($0.12) ($0.12) (0.11) (0.11)
Restructuring and Impairment Charges, net ($0.29) ($0.02) $0.00 ($0.45) ($0.07) 0.00 0.00
IBM Migration costs ($0.06) $0.00 ($0.03) ($0.12) $0.00 0.00 0.00
Diluted EPS (GAAP)
$0.65 $1.09 $1.34 $0.98 $1.69 $1.89 $1.99
Reconciliation of EBT Guidance (a) 4Q12 4Q13 FY11 FY12 FY13 FY14 Range
($ in millions)
Actual Actual Actual Actual Actual Low High
Total EBT (Non-GAAP) $201 $221 $295 $331 $367 $387 $406
Margin % 25.1% 25.6% 13.6% 14.4% 15.1% 15.6% 16.1%
Acquisition Amortization and Other Costs ($5) ($7) ($19) ($25) ($24) ($22) ($22)
Restructuring and Impairment Charges, net ($49) ($12) $0 ($81) ($20) $0 $0
IBM Migration costs ($12) $0 ($6) ($25) $0 $0 $0
Total EBT (GAAP) $135 $202 $270 $201 $323 $365 $384
Margin %
16.9% 23.4% 12.4% 8.7% 13.3% 14.8% 15.3%
(a) Details may not sum to totals due to rounding
Year Ended
June 2013 Low High
Free Cash Flow
(Non-GAAP):
Net earnings from continuing operations (GAAP) 212 $                            233 $               246 $
Depreciation and amortization (includes other LT assets) 93 100 110
Stock-based compensation expense 27 33 35
Other 21 (5) 5
Subtotal 353 361 396
Working capital changes (30) (5) 5
Long-term assets & liabilities changes (52) (50) (40)
Net cash flow (used in) provided by continuing operating activities 271 306 361
Cash Flows From Investing Activities
Capital expenditures and software purchases (51) (60) (55)
Free cash flow (Non-GAAP) 220 $                            246 $               306 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flow - Non-GAAP
FY14 Range (a)
($ millions)
Unaudited

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
4Q12 4Q13 FY12 FY13 Type
Proxy Equities 202.7 $           211.8 $           282.8 $            296.6 $            RC
   Stock Record Position Growth 1% 2% 1% 2%
   Pieces 214.4                 219.1                 280.5                   287.3
Mutual Funds 8.9 $              20.8 $            28.2 $              43.5 $              ED
   Pieces 12.0                   29.9                   41.7                      66.6
Contests/Specials 6.0 $              8.1 $              15.7 $              15.4 $              ED
   Pieces 6.3                       7.7                       17.0                      14.5
Total Proxy 217.6 $           240.7 $           326.7 $            355.5 $
   Total Pieces 232.7                 256.7                 339.3                   368.4
Notice and Access Opt-in % 64% 68% 64% 67%
Suppression % 60% 60% 59% 59%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 28.3 $            33.7 $            113.0 $            133.6 $            RC
   Position Growth 8% 11% 9% 11%
   Pieces 145.4                 159.4                 583.5                   630.2
Mutual Funds (Supplemental Prospectuses) & Other 11.9 $            13.6 $            46.8 $              57.6 $              ED
   Pieces 59.0                   77.9                   250.2                   306.5
Total  Interims 40.2 $            47.3 $            159.8 $            191.2 $
   Total Pieces 204.4                 237.3                 833.7                   936.7
Transaction
Transaction Reporting/Customer Communications 40.6 $            35.2 $            164.5 $            164.6 $            RC
Reporting
Fulfillment
Fulfillment 37.5 $            41.9 $            132.1 $            143.0 $            RC
Other
Other - Recurring (a) 28.5 $            31.4 $            105.3 $            112.2 $            RC
Communications
Other - Event-Driven (b) 13.5 $            15.4 $            41.2 $              39.0 $              ED
Total Other 42.0 $            46.8 $            146.5 $            151.2 $
Total Fee Revenues 377.9 $           411.9 $           929.6 $            1,005.5 $
Total Distribution Revenues (c) 252.2 $           277.8 $           704.4 $            754.7 $
Total Revenues as reported - GAAP 630.2 $           689.7 $           1,634.0 $         1,760.2 $
FY14 Ranges
Total RC Fees 337.7 $           354.0 $           797.7 $            850.0 $            Low High
% RC Growth 5% 5% 11% 7% 903 $      921 $
Total ED Fees 40.3 $            57.9 $            131.9 $            155.5 $            6% 8%
146 $      146 $
Low High
Sales 3% 2% 3% 3% 2% 3%
Losses -1% -1% -1% 0% -1% -1%
Key Net New Business 2% 1% 2% 3% 1% 2%
Revenue
Internal growth 1% 1% 1% 1% 0% 1%
Drivers
Recurring (Excluding Acquisitions) 3% 2% 3% 4% 1% 3%
Acquisitions 0% 0% 2% 0% 1% 1%
Total Recurring 3% 2% 5% 4% 2% 4%
Event-Driven 1% 3% 0% 1% -1% -1%
Distribution -2% 4% 0% 3% 0% 0%
TOTAL 2% 9% 5% 8% 1% 3%
(a) Other Recurring fee revenues include revenues from acquisitions.
(b) Other Event-Driven fee revenues include revenues from corporate actions.
(c) Total Distribution Revenues primarily include pass-through revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.

SPS and Outsourcing Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
4Q12 4Q13 FY12 FY13 Type
Equity
Transaction-Based Equity Trades 32.4 $       31.6 $       137.1 $     126.5 $     RC
Internal Trade Volume 883             936             948             894
Internal Trade Growth -7% 6% -1% -6%
Trade Volume (Average Trades per Day in '000) 908             944             963             903
Non-Transaction Other Equity Services 85.5         95.1         337.6 $     359.3 $     RC
Total Equity 117.9 $     126.7 $     474.7 $     485.8 $
Fixed Income
Transaction-Based Fixed Income Trades 13.9 $       15.1 $       54.0 $       56.5 $       RC
Internal Trade Volume 296             305             294             296
Internal Trade Growth 9% 3% 6% 1%
Trade Volume (Average Trades per Day in '000 297             318             294             304
Non-Transaction Other Fixed Income Services 11.1 $       13.7 $       44.7 $       49.5 $       RC
Total Fixed Income 25.0 $       28.8 $       98.6 $       106.0 $
Outsourcing
Outsourcing 23.8 $       17.7 $       82.2 $       68.7 $       RC
# of Clients
17               18               17               18
Total Net Revenue as reported - GAAP 166.7 $     173.2 $     655.5 $     660.5 $     FY14 Ranges
Low High
Sales 6% 10% 5% 6% 9% 10%
Losses -1% -3% -1% -2% -4% -4%
Key
Net New Business 5% 7% 4% 4% 5% 6%
Internal growth -2% -3% -1% -4% -2% -1%
Acquisitions 7% 0% 7% 1% 0% 0%
TOTAL 10% 4% 10% 1% 3% 5%

Broadridge ICS Definitions
Proxy
Equities -
Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Mutual Funds -
Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, restrictions, or mergers of investment funds.
Contests -
Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
Specials - Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.
Other –
Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.
Transaction Reporting
Transaction Reporting–
Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.
Fulfillment
Post-Sale Fulfillment –
Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Pre-Sale Fulfillment –
Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Other Communications
Other –
Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-
objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.